PROSPECTUS	January 29, 2010

FMI
Provident Trust Strategy Fund
(Ticker Symbol: FMIRX)

__________________

FMI Provident Trust Strategy Fund (the “Fund”) is a non-diversified, no-load mutual fund seeking a long-term growth of capital by investing mainly in a limited number of multi-capitalization growth stocks of United States companies.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

FMI Provident Trust Strategy Fund	(414) 226-4555
100 East Wisconsin Avenue, Suite 2200	www.fmifunds.com
Milwaukee, Wisconsin 53202

SUMMARY SECTION

Investment Objective:  FMI Provident Trust Strategy Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases............................................................................	No Sales Charge
Maximum Deferred Sales Charge (Load)....................................................................................................	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions...................................................................................................................	No Sales Charge
Redemption Fee.............................................................................................................................................	None
Exchange Fee..................................................................................................................................................	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees.........................................................................................................................................	0.69%
Distribution and/or Service (12b-1) Fees....................................................................................................	None
Other Expenses..............................................................................................................................................	0.48%
Total Annual Fund Operating Expenses....................................................................................................	0.17%(1)
Expense Reimbursement...............................................................................................................................	1.17%
Net Expenses..................................................................................................................................................	1.00%(1)

(1)
The net expense number reflects the current expense reimbursement.  In addition to the reimbursement required under the investment advisory agreement to reimburse the Fund for expenses in excess of 2.00% of the Fund’s average daily net assets, Fiduciary Management, Inc. will voluntarily reimburse the Fund for expenses in excess of 1.00% of the Fund’s average daily net assets.  Fiduciary Management will not terminate the expense reimbursement prior to January 31, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$102	$354	$626	$1,402

Portfolio Turnover

The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of multi-capitalization growth stocks of United States companies. The Fund is a non-diversified core growth equity fund seeking to exceed domestic stock market index returns (the S&P 500 and Russell Midcap) over investment cycles (in the portfolio manager's view, an investment cycle lasts for 5-7 years and includes both a 30% advance and a 20% decline in the stock market). The Fund can flexibly allocate assets to moderate volatility, and selects common stocks of all market capitalizations based on their potential to appreciate in value relative to other stocks. Stock selection criteria includes improving revenue and earnings growth, increasing margins, significant management stock ownership and improving price-to-earnings ratios. The Fund’s portfolio managers generally prefer to invest in large capitalization and medium capitalization stocks (namely, companies with at least $2 billion in market capitalization) but may also invest a portion of the portfolio in small capitalization stocks. When selecting individual stock investments, the Fund’s portfolio managers take a “bottom-up” investment approach, meaning that they select investments based on their assessment of whether an individual company has the potential for above average growth.

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks, the Fund is a suitable investment only for those investors who have long-term investment goals:

•
Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

•
Asset Allocation Risk:  The Fund may allocate its investments among various asset classes. The Fund's performance will be affected by its portfolio manager's ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests.

•
Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

•
Medium Capitalization Companies Risk:  Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

•
Small Capitalization Companies Risk:  Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than large and medium capitalization companies.  There is a risk that the securities of small capitalization companies may have limited liquidity and greater price volatility than securities of large and medium capitalization companies, which can negatively affect the Fund’s ability to sell these securities at quoted market prices.  Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and these may underperform.

•
Credit Risk:  The issuers of bonds and other debt securities may not be able to make interest or principal payments. Issuers may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

•
Interest Rate Risk:  Debt securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. So, when interest rates rise, the prices of bonds and other debt securities generally fall. Longer-term obligations are usually more sensitive to interest rate changes than shorter-term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of interest rate increases that have caused significant declines in bond prices.

•
Prepayment Risk:  At times, the Fund may invest primarily in debt securities. The issuers of bonds or other debt securities may prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gain when interest rates decline and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the average life of the security and making a security more sensitive to interest rate changes.

•
Market Timing Risk:  Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.  The Fund's Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”) and the Russell Midcap Index.  For additional information on these indexes, please see “Index Descriptions” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Provident Trust Strategy Fund
(Total return for the calendar year)

Note:
During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 13.41% (quarter ended September 30, 2009) and the lowest total return for a quarter was -14.74% (quarter ended December 31, 2008).

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.  The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	5 Years	10 Years
FMI Provident Trust Strategy Fund...........................................................................................................
Return before taxes......................................................................................................................	24.78%	5.47%	0.89%
Return after taxes on distributions............................................................................................	24.75%	5.01%	-1.27%
Return after taxes on distributionsand sale of Fund shares..................................................	16.14%	4.62%	-0.10%
S&P 500 (reflects no deduction for fees, expenses or taxes)...................................................................	26.46%	0.42%	-0.95%
Russell Midcap (reflects no deduction for fees, expenses or taxes)......................................................	40.48%	2.43%	4.98%

Investment Adviser and Sub-Adviser: Fiduciary Management, Inc. is the investment adviser for the Fund.  Provident Trust Company is the sub-adviser for the Fund.

Portfolio Managers:  The investment portfolio of the Fund is managed by the sub-adviser.  J. Scott Harkness, CFA, is the Portfolio Manager of the Fund.  Mr. Harkness has been employed by the sub-adviser since 1999 and currently serves as the President and Chief Executive Officer.  Michael A. Schelble, CFA, is the Assistant Portfolio Manager of the Fund.  Mr. Schelble has been employed by the sub-adviser since 1999 and currently serves as the Vice President, Chief Operating Officer and Chief Compliance Officer.

Purchase and Sale of Fund Shares:  You may purchase or redeem Fund shares on any business day by written request via mail (FMI Provident Trust Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone 1-800-811-5311, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted upon previously receiving appropriate authorization.

Transactions will only occur on days the New York Stock Exchange is open.  To purchase or redeem shares of the Fund, investors must submit their request in good order to the Fund by 4:00 p.m. Eastern time to receive the net asset value calculated on that day.  “Good order” means your purchase or redemption request includes the name of the Fund, the dollar amount of shares to be purchased or the amount of money or shares to be redeemed, a purchase application, if applicable, and a check payable to “FMI Provident Trust Strategy Fund,” if applicable.  If a request in good order is received after 4:00 p.m. Eastern time, it will be processed the next business day.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial investment amount for all new accounts is $1,000.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund seeks long-term growth of capital by investing mainly in common stocks.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  Please remember that an investment objective is not a guarantee.  An investment in the Fund might not appreciate and investors could lose money.

The Fund’s portfolio managers take a “focused” approach to investing.  By “focused” we mean investing in a limited number of stocks.  Usually the Fund will hold stocks of less than 40 companies.  They are not “closet indexers.”  (“Closet indexers” are portfolio managers that purport to actively manage a portfolio but actually manage it in such a way that its returns will be substantially similar to an index.)

The portfolio managers employ a sell discipline pursuant to which they will:

•	Reduce or sell an entire position when it reaches the portfolio managers’ target price,
•	Sell or reduce a position as part of their asset allocation process,
•	Sell an entire position when fundamentals are deteriorating.

The Fund is a non-diversified portfolio and generally invests in fewer securities and/or industries than a diversified portfolio, which may result in its top ten holdings constituting 50% or more of its assets.

During 2008 and 2009, U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  The U.S. and foreign governments have taken numerous steps to alleviate these market conditions.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

The Fund, in response to adverse market, economic, political or other conditions, may take a temporary defensive position.  This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements) and/or high quality investment grade bonds.  The Fund will not be able to achieve its investment objective of long-term growth of capital to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

The Fund’s bond investments may hinder its ability to create long-term growth of capital.  Both the money market and bond investments may help the Fund outperform the stock market during market downturns.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

Fiduciary Management, Inc. (the “Adviser”) is the Fund’s investment adviser.  The Adviser’s address is:
100 East Wisconsin Avenue
Suite 2200
Milwaukee, Wisconsin 53202

The Adviser has been in business since 1980 and has been the Fund’s investment adviser since October 15, 2001.  The adviser is controlled by Ted D. Kellner.

As the investment adviser to the Fund, the Adviser:

•	Provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and general services for the Fund.

•	Develops the investment programs, selects sub-advisers and monitors the sub-advisers’ investment programs and results.

The Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average net assets (0.65% with respect to average net assets in excess of $30 million and less than or equal to $100 million and 0.60% with respect to average net assets in excess of $100 million).

The investment portfolio of the Fund is managed by a sub-adviser.  The sub-adviser has complete discretion to purchase and sell portfolio securities for the Fund within the Fund’s investment objectives, restrictions and policies, and specific strategies, if any, developed by the Adviser.  The Adviser employs and terminates sub-advisers, subject to approval of the Board of Directors of the Fund.

Provident Trust Company is the sub-adviser to the Fund. Its address is:

N16 W23217 Stone Ridge Drive
Suite 310
Waukesha, WI 53188

Provident Trust Company, or its immediate predecessor, has managed equity and fixed income portfolios for individual and institutional clients since January, 1999.  Since that time, J. Scott Harkness, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its President and Chief Executive Officer and Michael A. Schelble, CFA, has been employed by Provident Trust Company, or its immediate predecessor, as its Vice President, Chief Operating Officer and Chief Compliance Officer.  Provident Trust Company is controlled by Mr. Harkness.  Mr. Harkness is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Schelble acts as Assistant Portfolio Manager of the Fund.  In this capacity, Mr. Schelble assists the Portfolio Manager with the management of the Fund, but generally does not execute any independent investment decisions and does not have final responsibility for determining the securities to be purchased or sold on behalf of the Fund.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

The Adviser, not the Fund, is responsible for paying the fee of Provident Trust Company.  This fee is based on a percentage of Fund assets under management; there are no performance or incentive fees.  The Adviser pays a fee equal to 0.60% of the average net assets of the Fund (0.50% with respect to the average net assets in excess of $30 million).

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements with the Adviser is available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.	Read this Prospectus carefully.

2.
Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.	New accounts
•	All Accounts	$1,000
b.	Existing accounts
•	Dividend reinvestment No Minimum
•	Automatic Investment Plan	$ 50
•	Telephone Purchase	$1,000
•	All other accounts	$ 100
____________
*  Servicing Agents may impose different minimums.

3.
Complete the Purchase Application, available on our website (www.fmifunds.com) or call U.S. Bancorp Fund Services, LLC (“USBFS”) at 1-800-811-5311, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call 1-800-811-5311.

In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.  The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

4.
Make your check payable to “FMI Provident Trust Strategy Fund.”  All checks must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.	Send the application and check to:
BY FIRST CLASS MAIL
FMI Provident Trust
Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
BY OVERNIGHT DELIVERY
SERVICE OR
REGISTERED MAIL
FMI Provident Trust
Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Fund.

6.	You may purchase shares by wire transfer.

Initial Investment by Wire – If you wish to open an account by wire, please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

Subsequent Investments by Wire – Please call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wire Information:
You should transmit funds by wire to:
U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to:
FMI Provident Trust Strategy Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

•
Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

•	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

•
Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase options may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  This option will become effective approximately 15 business days after the application form is received by the Fund’s transfer agent, USBFS.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you have already opened an account, you may write to USBFS requesting this option.  The Telephone Option form is also available on our website (www.fmifunds.com).  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Applications for any reason.  The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.  Shares of the Fund have not been registered for sale outside of the United States.  The Fund does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO OR FPO addresses.

The Fund will not issue certificates evidencing shares purchased unless the investor makes a written request for a certificate.  The Fund will send investors a written confirmation for all purchases of shares whether or not evidenced by certificates.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

•	Traditional IRA
•	Roth IRA
•	Coverdell Education Savings Account
•	SEP-IRA
•	Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1.	Prepare a letter of instruction containing:
•	account number(s)
•	the amount of money or number of shares being redeemed
•	the name(s) on the account
•	daytime phone number
•
additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, USBFS, in advance, at 1-800-811-5311 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.
If you hold physical certificates for your shares, they should be mailed to or deposited with USBFS and should be accompanied with a written request for redemption.  The written request should contain a signature guarantee.  Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

4.	Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

•	When the redemption proceeds are payable or sent to any person, address or bank account not on record.

•	As noted above, the redemption request involves physical certificates.

•	When the redemption request is made within 30 days after an address change.

•	If ownership is changed on your account.

•	When sending a written request to wire redemption proceeds (if not previously authorized on the account).

In addition to the situations described above, there are other instances, based on the circumstances relative to the particular situation, in which the Fund and/or the Fund’s transfer agent may require a signature guarantee or other acceptable signature verification.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the signature guarantee requirement in certain circumstances.

5.	Send the letter of instruction to:

BY FIRST CLASS MAIL
FMI Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR
REGISTERED MAIL
FMI Provident Trust Strategy Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Fund.

How to Redeem (Sell) Shares by Telephone

1.
The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting this option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

2.	Shares held in individual retirement accounts may be redeemed by telephone. You will be asked whether or not to withhold taxes from any distribution.

3.	Assemble the same information that you would include in the letter of instruction for a written redemption request.

4.
Call USBFS at 1-800-811-5311.  Please do not call the Fund or the Adviser.  Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.)  Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

•
USBFS receives your written request in good order with all required information and documents as necessary. Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

•	USBFS receives your authorized telephone request in good order with all required information.

•
If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

•	USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

•
If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

•	USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

•	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•
Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

•
As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

•
If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

•	Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

•
Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

•
The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

•
If your account balance falls below $500 because you redeem shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $500 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

•
While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  Notwithstanding the foregoing, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of:

•	FMI Common Stock Fund, Inc.
•	FMI Focus Fund
•	FMI Large Cap Fund
•	First American Prime Obligation Fund

at the relative net asset values.  FMI Common Stock Fund, Inc., FMI Focus Fund and FMI Large Cap Fund are other mutual funds advised by the Adviser, and are offered by separate prospectuses.  Please read the other prospectuses to determine eligibility to exchange into those funds.  An affiliate of USBFS advises First American Prime Obligations Fund, a money market mutual fund.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1.	Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund is currently closed to new investors.)

2.	Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $1,000 minimum.

3.	Write to FMI Provident Trust Strategy Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Focus Fund, (c) FMI Large Cap Fund, or (d) First American Prime Obligations Fund.  This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•	All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•	Partial Reinvestment Option – Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

•	Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•	All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions generally will consist primarily of long-term capital gains.

INDEX DESCRIPTIONS

Standard and Poor’s 500 Index

The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the NYSE.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.

Russell Midcap Index

The Russell Midcap includes the 201st through 1,000th largest U.S. domiciled companies with an average market capitalization of $7 billion.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years ended September 30, 2009, 2008, 2007, 2006, and June 30, 2005, and for the period July 1, 2005 through September 30, 2005 of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Annual Report which is available upon request.

	Years Ended September 30,				For the Period From July 1, 2005 to September 30,	Year Ended June 30
	2009	2008	2007	2006	2005	2005
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$7.19	$8.13	$7.46	$7.12	$7.10	$6.56
Income from investment operations:
Net investment (loss) income	(0.00)*	0.05	0.09	0.04	(0.00)*	(0.02)
Net realized and unrealized
gains (loss) on investments	0.20	(0.91)	0.95	0.51	0.25	1.05
Total from investment operations	0.20	(0.86)	1.04	0.55	0.25	1.03
Less distributions:
Distributions from net investment income	(0.03)	(0.08)	(0.07)	—	—	—
Distributions from net realized gains	—	—	(0.30)	(0.21)	(0.23)	(0.49)
Total from distributions	(0.03)	(0.08)	(0.37)	(0.21)	(0.23)	(0.49)
Net asset value, end of period	$7.36	$7.19	$8.13	$7.46	$7.12	$7.10

TOTAL RETURN	2.87%	(10.69%)	14.47%	7.77%	3.49%**	16.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	99,866	56,498	60,254	35,521	23,100	19,534
Ratio of expenses (after reimbursement)
to average net assets (a)	1.00%	1.00%	1.00%	1.00%	1.00%***	1.20%
Ratio of net investment (loss) income
to average net assets (b)	(0.04%)	0.67%	1.17%	0.51%	(0.05%)***	(0.28%)
Portfolio turnover rate	47%	78%	52%	84%	8%	38%

(a)
Computed after giving effect to Adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008, 2007, 2006, for the period from July 1, 2005 to September 30, 2005, and for the year ended June 30, 2005, the ratios would have been 1.17%, 1.20%, 1.23%, 1.40%, 2.18%***, and 1.82%, respectively.

(b)
If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008, 2007, 2006, for the period from July 1, 2005 to September 30, 2005, and for the year ended June 30, 2005, the ratios would have been (0.21)%, 0.47%, 0.94%, 0.11%, (1.23)%*** and (0.90%), respectively.

*	Amount less than $0.005 per share.
**	Not Annualized.
***	Annualized.

Not part of the Prospectus

FMI Funds
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•	Information we receive from you on or in applications or other forms, correspondence or conversations.

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about the FMI Provident Trust Strategy Fund, you may want to read FMI Provident Trust Strategy Fund’s SAI which contains additional information about the Fund.  FMI Provident Trust Strategy Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about FMI Provident Trust Strategy Fund’s investments by reading the Fund’s annual and semi-annual reports to shareholders.  The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Provident Trust Strategy Fund during its last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311 or by visiting the Fund’s website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about FMI Provident Trust Strategy Fund may also call the following number or write to the following address.

FMI Provident Trust Strategy Fund
    100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about FMI Provident Trust Strategy Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about FMI Provident Trust Strategy Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to FMI Mutual Funds, Inc.’s Investment Company Act File No. 811-04722 when seeking information about the FMI Provident Trust Strategy Fund from the SEC.

PROSPECTUS
January 29, 2010

FMI

Provident Trust Strategy

Fund

(Ticker Symbol: FMIRX)

A NO-LOAD
MUTUAL FUND